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                                                                    EXHIBIT 10.3

              FIRST AMENDMENT TO HEALTH SERVICES AGREEMENT BETWEEN
        HIP OF NEW JERSEY, INC. AND PINNACLE HEALTH ENTERPRISES, L.L.C.
                          (DATED AS OF JULY 24, 1997)



     HIP of New Jersey, Inc. and Pinnacle Health Enterprises, L.L.C. hereby agree that the Health Services Agreement by and between HIP of New Jersey, Inc. and Pinnacle Health Enterprises, L.L.C. dated as of July 24, 1997 is hereby amended as follows:

1.   A new Section 2A is hereby added as follows:

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2.   Section 2.1 is hereby deleted and replaced with the following:

     Independent Contractors.  The Plan and PHE are independent contractors and
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     separate legal entities.  The relationship between the Plan and PHE is reflected in this Agreement, and neither the Plan, PHE, nor the employees, servants or representatives of either, shall be considered the employee, servant or representative of the other. None of the provisions of this Agreement are intended to create or to be construed as creating any partnership, joint venture or employer-employee relationship between or among the Plan, PHE or any of their respective employees, servants or representatives.


3.   Section 2.4 is hereby deleted and replaced with the following:


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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     Subcontracts.  [****************************************************
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     The parties agree that PHE shall not enter any agreement with any third-
     party for the delivery of health care services to HIP covered persons which is subject to N.J.A.C. 8:38-15.1(a) and (b), without first meeting the requirements of N.J.A.C. 8:38-15.2 including required approvals from the State of New Jersey.

4.   Section 3.6(a) is hereby deleted and replaced with the following:


(a) PHE has two basic models of PHE Provider Agreements; one for Medical Group, which is the Medical Services Agreement, and one for other PHE Providers, which is the Provider Agreement. The form of the Medical Services Agreement is annexed as Exhibit A, and the model form of Provider Agreement is annexed as Exhibit B. These forms are approved by all applicable governmental authorities and Accreditation Agencies (to the extent required). PHE shall have the right to modify these agreements, [*************************************************************************
     **************] subject to approval of governmental agencies with jurisdiction, PHE shall provide the Plan with prior notice of any material changes to the model forms described herein and any changes required by law or regulation. [**********************************************************
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     **************] PHE hereby represents and warrants, and has secured from
     Medical Group in the Medical Services Agreement and will secure from other Providers in the Provider Agreement, their representation and warranty, that it has the authority to bind the Medical Group and Providers, and that it will require the Medical Group and Providers to comply with the applicable provisions of this Agreement, [*********************************
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     **************************************]

PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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5.   Section 3.9(a) is deleted and replaced with the following:


(a) PHE hereby agrees that in no event, including, but not limited to non-payment by the Plan, insolvency or breach of this Agreement, shall PHE, [** ********************************************************] to bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against any Covered Person, or persons other than the Plan or PHE acting on their behalf, for Covered Services provided pursuant to this Agreement. This provision shall not prohibit collection of fees for Non-Covered Services, Coinsurance, Copayments, or Deductibles in accordance with the terms of the Covered Person's Coverage Plan. PHE further agrees that (I) this Section 3.9 shall survive the termination of this Agreement regardless of the cause giving rise to termination and shall be construed to be for the benefit of Covered Persons and (ii) supersedes any oral or written contrary agreement now existing or hereafter entered into between PHE and Medical Group, or between medical Group or PHE and a PHE Provider and a Covered Person, or Persons acting on their behalf. Any modification, addition, or deletion to the provisions of this Section 3.9 shall become effective on a date no earlier than thirty (30) days after the Commissioner of Banking and Insurance has received written notice of such proposed changes and the change has been deemed approved, or else the Commissioner of Banking and Insurance has approved the proposed changes.


6.   Section 3.19(a) is deleted and replaced with the following:


(a)  [**********************************************************************
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7.   Section 3.20 is deleted and replaced with the following:

     Coordination of Benefits.  The parties shall cooperate, and PHE shall cause
     ------------------------
     PHE Providers to cooperate, in the performance of coordination of benefits. [***************]

PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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     [*************************************************************************
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     *********************************************************************] If a
     Covered Person who is treated by a PHE Provider is covered by health care coverage provided by any Person other than the Plan, and if such other Person is the primary carrier, PHE shall, and shall cause PHE Providers to, cooperate with the Plan in all billings of such primary carrier on behalf of the Covered Person for the Covered Services rendered by PHE or PHE Providers, such billings to be at PHE Providers [***************** fee.] Furthermore, PHE shall, or shall cause PHE Providers to execute any necessary document in connection with the submission of such bills and claims by the Plan or the Covered Person. The parties agree to abide by any applicable state or federal law concerning coordination of benefits.

8.   Section 3.26 is deleted and replaced with the following:

     Claims Processing.  [******************************************************
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     **********************************************] PHE shall adjudicate all
     Provider claims for all Covered Services in accordance with its policies and procedures, subject to approval by the Plan, which shall not be unreasonably withheld. PHE shall provide to the Plan claims payment reports reasonably satisfactory to the Plan including those claims paid for ASO and POS products. PHE shall perform claims processing in accordance with the applicable standards set forth in Attachment 5.5 and shall comply
                                                ---------------
     with all applicable laws, rules and regulations regarding claims processing. Without limiting the foregoing, the parties agree to abide by
                                                -
     the requirements of N.J.S.A. 26:25-5.1, including with respect to Network provider claims. [***************************************************
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     ***************************]

9.   Section 3.27 is deleted and replaced with the following:

     Financial Net Worth.  PHE shall be responsible at all times to have
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     sufficient funds to perform its financial responsibilities under this
     Agreement related to payment of all incurred claims. PHE shall report to the Plan on its fiscal soundness and fiscal solvency [*********************
     ***********************************************************************
     ***********************************************************************
     ***********************************************************************
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     ***********************************************************************

PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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10.  Section 3.28(a) is hereby deleted and replaced with the following:

(a) The Plan and the State shall have the right to audit the accuracy of claims [*****] Such audit shall be conducted in accordance with the standards established by the Plan and as otherwise required by federal and State regulators and/or Accreditation Agencies [*********************
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     ****************************************************************
     ***********] Such audit shall be during normal business hours of PHE. [***
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     ************] The Plan, at its own cost, may engage a third party to conduct such audit on its behalf, provided that such third party agrees in writing to the limitations on right to audit set forth in Subsection (b) below.


11.  A new Section 6.1(a) is hereby added as follows:

(a)  [*********************************************************************
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PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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12.  Attachment 1.1B  first paragraph is deleted and replaced with the following:

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13.  Except as amended as expressly provided herein, all other terms and conditions of the Health Services Agreement by and between HIP of New Jersey, Inc. and Pinnacle Health Enterprises, L.L.C., dated as of July 24, 1997, shall remain in full force and effect.

PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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14.  This First Amendment to the Health Services Agreement by and between HIP of
     New Jersey, Inc. and Pinnacle Health Enterprises, L.L.C., dated as of July 24, 1997, shall be effective on the date signed by the last party to sign this Amendment.


HIP OF NEW JERSEY, INC.         PINNACLE HEALTH ENTERPRISES, L.L.C.


By: /s/ Victoria A. Wicks         By: /s/ Paul W. Frankel, M.D.
    ------------------------          -----------------------------

Date: October 31, 1997            Date: October 31, 1997
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